UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2024 (December 29, 2023)

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01.	Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard Tang Steps Down from Chief Financial Officer Position

Richard Tang, the Chief Financial Officer of Innovative Food Holdings, Inc. (the “Company”), has stepped down from his position as Chief Financial Officer, effective December 31, 2023. Mr. Tang’s departure from this position was not the result of any disagreement with management or the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Gary Schubert as Chief Financial Officer

On December 22, 2023, the board of directors of the Company (the “Board”) appointed Mr. Gary Schubert to the position of Chief Financial Officer of the Company, effective January 1, 2024. Mr. Tang will act as a consultant to the company from January 1, 2024 to January 31, 2024 to assist with the transition of Mr. Schubert to his new role.

Mr. Schubert, 45, brings to the Company a wealth of public company food industry experience. Prior to joining the Company as Chief Financial Officer, Mr. Schubert spent fifteen years at Walmart Stores, Inc. (“Walmart”), and three years at Tyson Foods, Inc. (“Tyson”), the second largest protein processer in the world. From June 2021 through August 2023, Mr. Schubert was the Senior Director of eCommerce Finance & Transformation Strategy at Walmart. In this role, he was responsible for generating long-term sustainable growth by increasing customer share of Walmart’s electronic wallet, driving retention, and improving end-to-end omni-channel economics for Walmart’s $75 billion eCommerce business. From February 2017 through June 2021, Mr. Schubert served as the financial lead for Walmart’s Neighborhood Market business, the sixth largest grocery chain in the United States, with over $20 billion in annual sales across 700 locations. In addition, his financial leadership experience at Walmart spanned merchandising, operations, eCommerce, and strategy roles. During his time at Tyson, Mr. Schubert had various roles in Financial Planning & Analysis, Corporate Treasury, and Investor Relations. Mr. Schubert received a Bachelor of Science in Business Administration from the University of Arkansas, majoring in financial management, and minoring in accounting. While attending the University of Arkansas, Mr. Schubert also managed the growth of a multi-million-dollar trust fund on behalf of the university.

Mr. Schubert (a) is not a party to any arrangement or understanding with any other person pursuant to which he was selected to serve as Chief Financial Officer of the Company, (b) has not been involved in any transactions with the Company or related persons of the Company that would require disclosure under Item 404(a) of the Regulation S-K, and (c) does not have any family relationship with any other director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company.

In connection with his appointment, the Company entered into an employment agreement with Mr. Schubert on December 29, 2023 (the “Employment Agreement”). Defined terms used in this Current Report on Form 8-K and not defined herein shall have the meanings assigned them in the Employment Agreement.

The Employment Agreement provides, among other things, for Mr. Schubert to become the Company’s Financial Officer; at-will employment with an initial term of employment from January 1, 2024 through June 30, 2026 with nine months of Base Salary as severance payments if terminated without cause or resignation with Good Reason; an annual Base Salary of $280,000 with at least 3% annual increases; a $30,000 signing bonus; an annual incentive bonus equal to at least $60,000 (prorated for partial years); and reimbursement of legal fees up to $5,000. Mr. Schubert is also subject to the Company’s clawback policies and certain restrictive covenants including confidentiality, non-compete and non-solicitation.

In addition, Mr. Schubert is eligible for stock grants based upon the market price of the Company’s common stock meeting certain price points at various 60-day volume weighted prices, as described in the chart below:

Stock Threshold Target	Number of Shares Granted
$1.23

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.40% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 131,085

$1.63

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.30% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 98,313

$2.04

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.20% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 65,542

$2.45

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.15% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 49,157

$2.86

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.15% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 49,157

$3.27

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.10% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 32,771

$3.68

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.10% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 32,771

$4.08

The lower of (x) the number of Shares (rounded down to the nearest whole Share) representing 0.10% of the total number of issued and outstanding Shares on the Grant Date of this Value Achievement Award or (y) 32,771

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Executive Employment Agreement dated December 29, 2023 by and between the Company and Gary Schubert.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: January 3, 2024
By: /s/ Gary Schubert Gary Schubert
Chief Financial Officer